LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2012
LONG-TERM INVESTMENT
LONG-TERM INVESTMENT

11.                               LONG-TERM INVESTMENT

Equity method investment

As a result of the merger with VanceInfo, the Company owned 100% Beijing Sunwin Technology Co., Ltd. (“Beijing Sunwin”), a China-based company providing IT consulting and solutions to companies in Chinese airline industry. Beijing Sunwin has a 50% equity interest in a PRC joint venture company, namely Beijing Yunxiang Weiye Information Technology Co., Ltd. Such equity interest was also acquired as part of the merger with VanceInfo. The investment has been recorded using the equity method of accounting because the Group has the ability to exercise significant influence over the operating and financing activities of the investee but does not have control over it.

The investment earnings generated from the equity method investments for the year ended December 31, 2012 was $23.